UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2024

Alpha Cognition Inc.

(Exact name of registrant as specified in its charter)

British Columbia	333-278997	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 - 750 West Pender Street Vancouver, British Columbia	V6C 2T8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  604-564-9244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 27, 2024, Alpha Cognition Inc. (the “Company”) filed an amendment to the Company’s articles (the “Articles”) to effect an increase in the quorum requirement for meetings of shareholders from 5% of the issued and outstanding common shares to 33 1/3% of the issued and outstanding common shares. The amendment to the Company’s Articles to increase the quorum requirement to 33 1/3% is required in connection with the proposed listing of the Common Shares on the Nasdaq Capital Market in compliance with Nasdaq Marketplace Rule 5620(c).

The information set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 27, 2024, the Company held the annual meeting of the Company’s shareholders (the “Annual Meeting”). At the Annual Meeting, a total of 150,855,536 (or 47.62%) of the Company’s issued and outstanding common shares, held of record as of August 21, 2024, the record date for the Annual Meeting, were present either in person or by proxy, which constituted a quorum for the transaction of business at the Annual Meeting.

The Company’s shareholders voted on the following proposals at the Annual Meeting. The final vote tabulation for each proposal is set forth below.

Proposal No. 1 - Number of Directors

To fix the number of directors of the Company’s board of directors to six (6):

Votes For	Votes Against	Abstentions	Non Votes
63,822,151	208,088	0	0

Proposal No. 2 – Re-Election of Directors

To elect the following nominees to serve as members of the Company’s board of directors:

Nominee Name	Votes For	Votes Against	Votes Withheld/Abstain	Non Votes
Michael McFadden	55,911,947	0	583,657	7,534,635
Kenneth Cawkell	55,916,547	0	579,057	7,534,635
Rajeev Rob Bakshi	55,986,647	0	508,957	7,534,635
Len Mertz	55,912,097	0	583,507	7,534,635
John Havens	55,952,997	0	542,607	7,534,635
Phillip Mertz	55,912,097	0	583,507	7,534,635

Proposal No. 3 - Ratification of Independent Registered Public Accounting Firm

To ratify re-appointment of Manning Elliott LLP, Chartered Professional Accountants as auditor of the Company to hold office until the next annual general meeting of Shareholder:

Votes For	Votes Against	Abstentions	Non Votes
64,025,954	0	4,285	0

Proposal No. 4 – Approval of Amendment to Articles

To approve an amendment to the Company’s Articles, to effect an increase the quorum requirement for meetings of shareholders from 5% of the issued and outstanding common shares to 33 1/3%:

Votes For	Votes Against	Abstentions	Broker Non Votes
56,202,871	292,733	0	0

All directors were elected and each of the proposals was passed by the shareholders.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit	Description

3.1	Amended Articles of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA COGNITION INC.

	By:	/s/ Michael McFadden
Michael McFadden
Chief Executive Officer
Dated: October 3, 2024